Income taxes	12 Months Ended
Dec. 31, 2023
Income Tax Disclosure [Abstract]
Income taxes	Income taxes
Our subsidiaries are subject to income taxation in a number of tax jurisdictions, principally Ireland.
Income before income taxes and income of investments accounted for under the equity method for 2023 includes income of $3.2 billion relating to Ireland and income of $0.1 billion relating to other jurisdictions. Loss before income taxes and income of investments accounted for under the equity method for 2022 includes a loss of $1.1 billion relating to Ireland and income of $0.1 billion relating to other jurisdictions. Income before income taxes and income of investments accounted for under the equity method for 2021 includes income of $1.1 billion relating to Ireland and income of $0.1 billion relating to other jurisdictions.
The following table presents our income tax expense (benefit) by significant tax jurisdiction for the years ended December 31, 2023, 2022 and 2021:

	Year Ended December 31,
	2023	2022	2021
Deferred tax expense (benefit), excluding the net change in valuation allowance
Ireland	$300,646	$25,648	$(26,968)
Other	28,572	(3,118)	9,642
	329,218	22,530	(17,326)
Deferred tax (benefit) expense related to the net change in valuation allowance
Ireland	957	5,621	3,128
Other	(50,106)	(37,737)	8,293
	(49,149)	(32,116)	11,421
Current tax expense (benefit)
Ireland	13,147	(159,730)	160,866
Other	(2,160)	5,219	7,576
	10,987	(154,511)	168,442
Income tax expense (benefit)	$291,056	$(164,097)	$162,537
16. Income taxes (Continued)
The following table provides a reconciliation of the income tax expense (benefit) at the domestic trading statutory income tax rate in Ireland, being 12.5%, where the Company is tax resident, to income tax expense (benefit) for the years ended December 31, 2023, 2022 and 2021:

	Year Ended December 31,
	2023			2022			2021
Income tax expense (benefit) at statutory income tax rate of 12.5%	$409,023	12.5%		$(125,303)	12.5%		$143,490	12.5%

Foreign rate differential	6,025	0.2%		13,701	(1.3%)		6,279	0.6%
Other reconciling items	14,275	0.4%	(a)	(20,380)	2.0%	(d)	1,347	0.1%	(e)
Remeasurement of deferred taxes	(43,806)	(1.3%)	(b)	—	—		—	—
Gains not taxable	(45,312)	(1.4%)	(c)	—	—		—	—
Valuation allowance	(49,149)	(1.5%)		(32,115)	3.2%		11,421	1.0%
	(117,967)	(3.6%)		(38,794)	3.9%		19,047	1.7%
Income tax expense (benefit)	$291,056	8.9%		$(164,097)	16.4%		$162,537	14.2%

(a)The 2023 other reconciling items include the following tax-effected amounts: non-deductible interest expense of $6 million, withholding taxes of $13 million and other items of $5 million.
(b)The 2023 remeasurement of deferred taxes relates to the reversal of a deferred tax liability for undistributed profits that may now be recovered in a tax-free manner.
(c)The 2023 gains not taxable arises due to tax-exempt gains realized by group companies on the release of intra-group liabilities.
(d)The 2022 other reconciling items included the following tax-effected amounts: non-deductible expenses of $8 million, a benefit relating to a consolidation of group of $22 million and other items of $7 million.
(e)The 2021 other reconciling items included the following tax-effected amounts: non-deductible expenses of $19 million, non-taxable income of $19 million, and other items of $1 million.

The calculation of income for income tax purposes differs significantly from financial statement income. Deferred tax is provided to reflect the impact of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and such amounts as measured under income tax law in the various jurisdictions. Operating loss carryforwards and accelerated tax depreciation on flight equipment give rise to our most significant deferred tax assets and liabilities.
16. Income taxes (Continued)
The following tables provide details regarding the principal components of our deferred tax assets and liabilities by significant jurisdiction as of December 31, 2023 and 2022:

	As of December 31, 2023
	Ireland	Other	Total
Deferred tax assets
Flight equipment	$8,690	$3,991	$12,681
Other intangibles	—	77,344	77,344
Deferred losses on sale of assets	—	11,937	11,937
Operating loss and tax credit carryforwards	1,991,125	94,955	2,086,080
Other	1,756	20,450	22,206
Total deferred tax assets	2,001,571	208,677	2,210,248
Valuation allowance	(17,242)	(53,570)	(70,812)
Deferred tax assets, net of valuation allowance	$1,984,329	$155,107	$2,139,436

Deferred tax liabilities
Flight equipment	$(4,274,880)	$(82,174)	$(4,357,054)
Other intangibles	(20,193)	—	(20,193)
Other	(6,325)	(6,228)	(12,553)
Total deferred tax liabilities	$(4,301,398)	$(88,402)	$(4,389,800)

Total net deferred tax (liabilities) assets	$(2,317,069)	$66,705	$(2,250,364)

	As of December 31, 2022
	Ireland	Other	Total
Deferred tax assets
Flight equipment	$289,860	$4,512	$294,372
Other intangibles	—	74,998	74,998
Deferred losses on sale of assets	—	13,509	13,509
Operating loss and tax credit carryforwards	1,723,673	116,152	1,839,825
Other	8,608	7,356	15,964
Total deferred tax assets	2,022,141	216,527	2,238,668
Valuation allowance	(16,285)	(103,676)	(119,961)
Deferred tax assets, net of valuation allowance	$2,005,856	$112,851	$2,118,707

Deferred tax liabilities
Flight equipment	$(3,964,247)	$(59,403)	$(4,023,650)
Other intangibles	(22,927)	—	(22,927)
Other	(51,306)	(4,588)	(55,894)
Total deferred tax liabilities	$(4,038,480)	$(63,991)	$(4,102,471)

Total net deferred tax (liabilities) assets	$(2,032,624)	$48,860	$(1,983,764)
16. Income taxes (Continued)
The net deferred tax liabilities as of December 31, 2023 of $2.3 billion were recognized in our Consolidated Balance Sheet as deferred tax assets of $276 million and as deferred tax liabilities of $2.5 billion.
The net deferred tax liabilities as of December 31, 2022 of $2.0 billion were recognized in our Consolidated Balance Sheet as deferred tax assets of $210 million and as deferred tax liabilities of $2.2 billion.
The following table presents the movements in the valuation allowance for deferred tax assets during the years ended December 31, 2023, and 2022:

	Year Ended December 31,
	2023	2022
Valuation allowance at beginning of period	$119,961	$152,077
Increase of allowance included in income tax expense	2,035	5,810
Decrease of allowance included in income tax expense	(51,184)	(37,926)
Net decrease in valuation allowance	(49,149)	(32,116)
Valuation allowance at end of period	$70,812	$119,961
The Company has assessed, on a jurisdictional basis, the realization of its deferred tax assets, including the ability to carry back net operating losses, the existence of taxable temporary differences, the availability of tax planning strategies and available sources of future taxable income. The Company has concluded that based on cumulative taxable income and future taxable income that it will be able to realize a benefit for its deferred tax assets in certain jurisdictions. In addition, the Company has concluded that a valuation allowance on certain deferred tax assets in Ireland and certain other jurisdictions continues to be appropriate considering income projections and uncertainty with respect to future taxable income.
During the year ended December 31, 2023, the Company released a net valuation allowance of $49 million as an income tax benefit. The Company determined that the positive evidence outweighed the negative evidence, resulting in the valuation allowance release. It is possible that within the next 12 months there may be sufficient positive evidence to release a portion of the remaining valuation allowance. Release of a portion of the remaining valuation allowance would result in a benefit to income tax expense for the period the release is recorded, which could have an impact on net earnings. The timing and amount of the potential valuation allowance release are subject to significant management judgment, as well as prospective earnings in Ireland and certain other foreign entities and jurisdictions.
During the year ended December 31, 2022, the Company released a net valuation allowance of $32 million as an income tax benefit.
During the year ended December 31, 2021, the Company assumed a $61 million valuation allowance as a result of the GECAS Transaction and recognized a net valuation allowance of $11 million as income tax expense, made up of gross increases of $12 million and gross decreases of $1 million.
As of December 31, 2023 and 2022, we had $17 million and $32 million, respectively, of unrecognized tax benefits. Substantially all of the unrecognized tax benefits as of December 31, 2023, if recognized, would affect our effective tax rate. Although it is reasonably possible that a change in the balance of unrecognized tax benefits may occur within the next 12 months, based on the information currently available, we do not expect any change to be material to our consolidated financial condition.
Our major tax jurisdiction is Ireland where our tax returns are open for examination from 2019 forward.
16. Income taxes (Continued)
Global Tax Reform
In 2019, the OECD announced an initiative to create an international consensus on new rules (referred to as “BEPS 2.0”) for the framework governing international taxation, which was supported by the publication of the Pillar One and Pillar Two Blueprint Reports (the “Blueprints”) in 2020. In 2021, the European Commission published an EU Directive (the “EU Minimum Tax Directive”) to incorporate the Pillar Two minimum tax rate rules into EU law. Ireland has enacted the EU Minimum Tax Directive into domestic legislation and the implementation of these rules may impact the results of our operations in Ireland and certain other jurisdictions in which our subsidiaries are based. The introduction of the EU Minimum Tax Directive means the group must be taxed at a minimum effective tax rate of 15%. In Ireland, the EU Minimum Tax Directive has been implemented by means of a new top-up tax to achieve an effective rate of 15% that will become effective in 2024. Further guidance is expected from the OECD or the Irish tax authority as to how certain aspects of Pillar Two will operate. Any future guidance or directives issued by the OECD or the Irish tax authority could alter the operation of this tax and any such changes to how this tax operates could have an adverse impact on our effective tax rate and cash tax liabilities in future periods.
Ireland
Since 2006, the enacted Irish trading corporate income tax rate has been 12.5%. Some of our Irish tax-resident operating subsidiaries have significant operating loss carryforwards as of December 31, 2023, which give rise to deferred tax assets. These operating loss carryforwards of $15.8 billion do not expire with time. In addition, the vast majority of all of our Irish tax-resident subsidiaries are entitled to accelerated aircraft depreciation for income tax purposes and to shelter net taxable income with the surrender of losses on a current year basis within the Irish tax group. Based on projected taxable profits in our Irish subsidiaries, we expect to recover the majority of the value of our Irish deferred tax assets and we have not recognized a valuation allowance against these assets, with the exception of $5 million, as of December 31, 2023. We also have $12 million of tax credit carryforwards, which do not expire with time, available in Ireland. A valuation allowance has been recognized in full against these tax credit carryforwards.